IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2021
Disclosure of impairment of assets [Abstract]
IMPAIRMENT OF ASSETS	IMPAIRMENT OF ASSETS
CGU Determination and Indicators of Impairment
In updating its determination of CGUs and applying any related indicators of impairment, the Company took into consideration any manufacturing facility closures and other related activities that may have taken place over the course of the year; the expected costs, timeline, and future benefits expected from its major capital expenditure projects; the impact of acquisitions; as well as changes in the interdependencies of cash flows among the Company’s manufacturing sites. As a result of this analysis, the Company’s CGUs consist of the following:
•The tapes, films and protective packaging CGU (the "TF&P CGU") includes the Company’s tape, film and protective packaging manufacturing locations in the United States, Canada, India, Hong Kong, China, Germany, and the United Kingdom.

•The engineered coated products CGU (the “ECP CGU") includes the Company’s engineered coated products manufacturing facilities located in the United States, Canada, and India.

•As discussed in Note 19, the Company acquired the operating assets of Nortech in February 2020, which consists of one manufacturing facility (the "Nortech CGU") that operates largely on a standalone basis and with its own customer base.

•The Company has an additional CGU consisting of a single manufacturing facility located in Portugal, which does not contain any long-lived intangible assets or goodwill and, therefore, is not subject to annual impairment testing.
There were no indicators of impairment for the TF&P CGU and the ECP CGU. During the year ended December 31, 2021 and 2020, however, management concluded there were indicators of impairment for the Nortech CGU due to the impact of, and macroeconomic events resulting from, COVID-19 and other delays in the acquisition integration efforts. Due to the existence of recorded goodwill and indefinite-lived intangible assets associated with the TF&P CGU, the ECP CGU and the Nortech CGU, the Company conducted impairment tests as discussed further below.
The tests did not result in any impairment being recognized as of December 31, 2021 and 2020. Unrelated to the impairment tests performed at the CGU level, there were impairments of certain individual assets as disclosed in the impairments table further below.
The Company also considers indicators, if any exist, for the reversal of prior impairment charges recorded. This analysis of indicators is based on the recent and projected results of CGUs and specific asset groups that were previously impaired. For the years ended December 31, 2021 and 2020, these analyses did not result in any impairment reversals.
Impairment Testing
All of the Company’s carrying amounts of goodwill, intangible assets with indefinite useful lives and software not yet available for use as of December 31, 2021 and 2020 relate to the TF&P CGU, the ECP CGU and the Nortech CGU. The Company performed the required annual impairment testing for these asset groups during the fourth quarter of 2021 and 2020. The impairment test for the asset groups was determined based on their value in use. Key assumptions used in each discounted cash flow projection, management’s approach to determine the value assigned to each key assumption, and other information as required for the asset groups are outlined in the tables below. Changes in key assumptions used that the Company believes are reasonably possible would not cause the carrying amounts of the asset groups to exceed their recoverable amounts, in which case impairments would otherwise be recognized.

Revenue and other future assumptions used in these models were prepared in accordance with IAS 36 – Impairment of Assets and do not include the benefit from obtaining, or the incremental costs to obtain, growth initiatives or cost reduction programs that the Company may be planning but has not yet undertaken within its current asset base.
Details of the key assumptions used in impairment tests performed as of December 31, 2021 are outlined below:

	TF&P CGU	ECP CGU	Nortech CGU
Carrying amount allocated to the asset group:
Goodwill	$120,601	$5,593	$25,640
Intangible assets with indefinite useful lives	$21,281	—	$1,616
Results of test performed as of December 31, 2021:
Forecast period annual revenue growth rates (1)	15% in 2022, 3% in 2023, tapering down to 2% thereafter	14% in 2022, 3% thereafter	77% in 2022, 19% in 2023, 29% in 2024, tapering down to 3% thereafter
Discount rate (2)	7.9%	10.9%	11.6%
Cash flows beyond the forecast period have been extrapolated using a steady growth rate of (3)	2%	3%	3%
Income tax rate (4)	28.0%	27.0%	25.5%
(1)For the TF&P CGU and for the ECP CGU, the projected revenue growth rates for the period are consistent with the Company's recent history of sales volumes within the asset group, as well as the Company’s expectation that its sales will at least match gross domestic product growth. For 2022, anticipated revenue growth used in these analyses is partially attributable to expected increases in selling prices due to the passing through of higher costs to customers.

For the TF&P CGU, projections assume that the Company’s revenue will grow due to growth in the e-commerce channel and areas of recent capital investment in the short term, and consistent with United States gross domestic product average projections over the longer term.

For the ECP CGU, projections expect additional revenue from recent capacity expansion investments made in the short term, and sustained growth levels consistent with United States gross domestic product over the longer term.

For the Nortech CGU, projections expect the business to achieve growth due to acquisition integration improvements to both scale production and optimize the cost/pricing structure, which is expected to add long-term value to the Company, despite slower than anticipated revenue and lower margins during 2020 and 2021. The initial high rate of growth currently anticipated in 2022 is largely due to continued recovery from COVID-19 pressures and expected improvements in operational performance.
(2)The discount rate used is the estimated weighted average cost of capital for the asset group, using observable market rates and data based on a set of publicly traded industry peers.
(3)Cash flows beyond the forecast period have been primarily extrapolated at or below the projected long-term average growth rates for the asset groups.
(4)The income tax rate represents an estimated effective tax rate based on enacted or substantively enacted rates.
Sensitivity analysis performed as of December 31, 2021 using reasonably possible changes in key assumptions above are outlined below:

	TF&P CGU	ECP CGU	Nortech CGU
Forecast period annual revenue growth rates	15% in 2022, 0% in 2023 through 2030, and 2% thereafter	14% in 2022, 1% in 2023 through 2030, and 3% thereafter	0% in 2022 and 2023, 77% in 2024, 19% in 2025, 29% in 2026, tapering down to 3% thereafter
Discount rate	9.9%	12.9%	13.6%
Cash flows beyond the forecast period have been extrapolated using a steady growth rate of	1%	1%	2%
Income tax rate	35.0%	37.0%	28.0%
There was no indication of any impairment resulting from changing the individual assumptions above.
Details of the key assumptions used in impairment tests performed as of December 31, 2020 are outlined below:

	T&F Group (1)	ECP CGU	Nortech CGU
Carrying amount allocated to the asset group
Goodwill	$101,568	$5,686	$25,640
Intangible assets with indefinite useful lives	$14,493	—	$1,616
Results of test performed as of December 31, 2020:
Forecast period annual revenue growth rates (2)	9% in 2021, 2%-3% thereafter	12% in 2021, 3% in 2022, tapering down to 3% thereafter	35% in 2021, 55% in 2022, tapering down to 3% thereafter
Discount rate (3)	8.8%	11.6%	12.5%
Cash flows beyond the forecast period have been extrapolated using a steady growth rate of (4)	2%	3%	3%
Income tax rate (5)	28.0%	27.0%	25.5%

(1)The tapes and films CGU (the "T&F CGU") includes the Company’s tape and film manufacturing locations in the United States, Canada and India. In 2020, the Company's subsidiaries Polyair Canada Limited, Polyair Corp. and GPCP, Inc. (collectively, "Polyair") continued to be considered a separate CGU by management, despite integration efforts making significant progress in 2019 and in 2020, and in continuing towards furthering operational alignment and interdependency of cash flows within the T&F CGU. Management monitored the goodwill balance of Polyair combined with the T&F CGU assets as it remained focused on achieving its strategic plan of developing significant acquisition synergies and, as a result of those synergies, having greater interdependencies of cash flows. Accordingly, the assets of Polyair were included in the tapes and film impairment test (the “T&F Group”).
(2)For the T&F Group and for the ECP CGU, the projected revenue growth rates for the period are consistent with the Company's recent history of sales volumes within the asset group, as well as the Company’s expectation that its sales will at least match gross domestic product growth. For 2021, anticipated revenue growth used in these analyses is partially attributable to expected increases in selling prices due to the passing through of higher raw material costs to customers.

For the T&F Group, projections assume that the Company’s revenue will grow due to growth in the e-commerce channel and areas of recent capital investment in the short term, and consistent with United States gross domestic product average projections over the longer term.

For the ECP CGU, projections expect additional revenue from recent capacity expansion investments made and recovery from COVID-19 demand disruptions in the short term, and sustained growth levels consistent with United States gross domestic product over the longer term.

For the Nortech CGU, projections expect the business to achieve growth in the acquisition business case, which has been delayed by national lockdowns and restricted customer capital expenditures due to the global COVID-19 pandemic. The initial high rate of growth anticipated in 2021 is largely due to an expected recovery from these delays in fulfilling the customer order backlog.
(3)The discount rate used is the estimated weighted average cost of capital for the asset group, using observable market rates and data based on a set of publicly traded industry peers.
(4)Cash flows beyond the forecast period have been primarily extrapolated at or below the projected long-term average growth rates for the asset groups.
(5)The income tax rate represents an estimated effective tax rate based on enacted or substantively enacted rates.
Sensitivity analysis performed as of December 31, 2020 using reasonably possible changes in key assumptions above are outlined below:

	T&F Group	ECP CGU	Nortech CGU
Forecast period annual revenue growth rates	9% in 2021, 0% thereafter	12% in 2021, 1% thereafter	0% in 2021 and 2022, 109% in 2023, 21% in 2023, 17% in 2024, tapering down to 3% thereafter
Discount rate	11.0%	12.6%	14.5%
Cash flows beyond the forecast period have been extrapolated using a steady growth rate of	1%	1%	2%
Income tax rate	35.0%	37.0%	28.0%
There was no indication of any impairment resulting from changing the individual assumptions above.
Impairments

Impairments recognized during the year ended December 31, 2021 and 2020 are presented in the table below. There were no reversals of impairments recognized during the year ended December 31, 2021 and 2020.

	2021	2020
	$	$
Classes of assets impaired
Manufacturing facility closures, restructuring and other related charges
Inventories	—	596
	—	596
Cost of sales
Inventories	5,240	1,179
Property, plant and equipment
Buildings	72	—
Manufacturing equipment	219	127
Construction in progress	513	86
Intangibles	—	371
	6,044	1,763
Total	6,044	2,359
The assets impaired during the year ended December 31, 2021 were primarily impairments of inventories related to (i) Nortech net realizable value write-downs and returned product and (ii) slow-moving and obsolete goods. The assets impaired during the year ended December 31, 2020 were primarily impairments of inventories related to slow-moving and obsolete goods, including inventory associated with the Montreal, Quebec manufacturing facility closure.
The Company used its best estimate in assessing the likely outcome for each of the assets. The recoverable amount of the assets in all cases was fair value less costs to sell.